Discontinued operations	12 Months Ended
Dec. 31, 2021
Disclosure of analysis of single amount of discontinued operations [abstract]
Discontinued operations

Note 37	Discontinued operations

On June 1, 2020, BCE announced that it had entered into an agreement to sell substantially all of its data centre operations in an all-cash transaction valued at $1.04 billion.

In Q4 2020, we completed the sale for proceeds of $933 million (net of debt and other items) and recorded a gain on sale, net of taxes, of $211 million. The capital gain as a result of the sale is mainly offset by the recognition of previously unrecognized capital loss carryforwards.

The data centre operations that were sold were presented as a discontinued operation in our 2020 income statement and statement of cash flows. Property, plant and equipment and intangible assets that were sold were no longer depreciated or amortized effective June 1, 2020.
The following table summarizes the carrying value of the assets and liabilities sold:

2020
Contract assets	1
Contract costs	2
Property, plant and equipment	484
Intangible assets	227
Goodwill	115
Total assets sold	829
Long-term debt	113
Deferred tax liability	37
Other non-current liabilities	9
Total liabilities sold	159
Net assets sold	670

The following tables summarize the income statement and statement of cash flows of our discontinued operations up to the point of sale.

FOR THE YEAR ENDED DECEMBER 31	2020
Operating revenues	118
Operating costs	(57)
Depreciation	(18)
Amortization	(7)
Interest expense	(6)
Other expense	(8)
Income taxes	(7)
Net earnings attributable to common shareholders before gain on sale	15
Gain on sale (net of taxes of $3 million)	211
Net earnings attributable to common shareholders	226

FOR THE YEAR ENDED DECEMBER 31	2020
Cash flows from operating activities	54
Cash flows from investing activities	892
Cash flows used in financing activities	(7)
Net increase in cash	939